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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-46573) pertaining to the Capital Bank, N.A. Retirement Savings Plan, of our report dated January 15, 1999, with respect to the consolidated financial statements of Capital Holdings, Inc., incorporated by reference in the Annual Report (Form 10-K) for the year ended December 31, 1998.

                                             /S/ ERNST & YOUNG, LLP
                                             ERNST & YOUNG, LLP



Detroit, Michigan
February 23, 1999